Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

July 3, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Office of Filings, Information & Consumer Services

RE: Calvert World Values Fund, Inc. (File Nos. 811-06563 and 033-45829) (the “Registrant”)

on behalf of its series Calvert Emerging Markets Equity Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant on behalf of the Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on Friday, October 5, 2018. The shareholders are being asked to consider the following proposals:

1.	To approve an Investment Sub-Advisory Agreement between Calvert Research and Management (“CRM”) and Hermes Investment Management Limited (“Hermes”), pursuant to which Hermes will serve as an investment sub-adviser to the Fund;

2.     To approve a “manager of managers” structure, which would allow CRM and the Fund to enter into and materially amend investment sub-advisory agreements without obtaining additional shareholder approval, subject to certain conditions;

3.     To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8117.

Very truly yours,

/s/ Katherine M. Campbell

Katherine M. Campbell, Esq.

Assistant Vice President